                                                                   EXHIBIT 99.16

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE



                               JANUARY [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS



                                                  AGGREGATE ORIGINAL PRINCIPAL     % OF AGGREGATE PRINCIPAL BALANCE     AVG CURRENT
RANGE ($)                    NUMBER OF LOANS                BALANCE                       AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 75,000.00               6                      $410,391.00                            0.20                   $68,398.33
75,000.01 - 100,000.00             25                     $2,302,992.00                           1.11                   $92,091.72
100,000.01 - 125,000.00            46                     $5,220,904.00                           2.53                   $113,297.81
125,000.01 - 150,000.00            42                     $5,867,610.00                           2.84                   $139,690.97
150,000.01 - 175,000.00            36                     $5,832,447.00                           2.82                   $162,001.87
175,000.01 - 200,000.00            52                     $9,674,405.00                           4.68                   $186,037.04
200,000.01 - 225,000.00            64                     $13,747,930.00                          6.65                   $214,770.34
225,000.01 - 250,000.00            46                     $10,951,012.00                          5.30                   $238,001.87
275,000.01 - 300,000.00            117                    $32,394,728.00                         15.67                   $276,845.36
300,000.01 - 333,700.00            74                     $23,438,250.00                         11.34                   $316,720.44
333,700.01 - 350,000.00            33                     $11,204,364.00                          5.42                   $339,509.38
350,000.01 - 600,000.00            190                    $79,882,980.00                         38.64                   $420,365.59
600,000.01 -1,000,000.00            9                     $5,807,850.00                           2.81                   $645,305.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             740                   $206,735,863.00                         100.00                  $279,324.36




                                      WA GROSS                  WA
RANGE ($)                                CPN                  COMBLTV             GWAC          WA FICO
------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                   7.841                  85.01                              637
75,000.01 - 100,000.00                  6.795                  81.10                              634
100,000.01 - 125,000.00                 6.720                  80.22                              646
125,000.01 - 150,000.00                 6.939                  82.28                              659
150,000.01 - 175,000.00                 6.726                  79.85                              665
175,000.01 - 200,000.00                 6.650                  82.01                              667
200,000.01 - 225,000.00                 6.755                  80.10                              676
225,000.01 - 250,000.00                 6.457                  78.21                              673
275,000.01 - 300,000.00                 6.653                  80.81                              664
300,000.01 - 333,700.00                 6.535                  80.98                              671
333,700.01 - 350,000.00                 6.420                  79.28                              671
350,000.01 - 600,000.00                 6.366                  82.14                              679
600,000.01 -1,000,000.00                6.245                  76.36                              662
------------------------------------------------------------------------------------------------------------
TOTAL:                                  6.516                  81.02                              671









PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE



                             NUMBER OF        AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE      AVG CURRENT
RANGE ($)                      LOANS                    CUT-OFF DATE                      AS OF CUT-OFF DATE             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00            6                       $410,389.99                             0.20                   $68,398.33
75,000.01 - 100,000.00          26                      $2,399,678.62                            1.16                   $92,295.33
100,000.01 - 125,000.00         45                      $5,114,313.88                            2.47                   $113,651.42
125,000.01 - 150,000.00         42                      $5,867,020.54                            2.84                   $139,690.97
150,000.01 - 175,000.00         36                      $5,832,067.19                            2.82                   $162,001.87
175,000.01 - 200,000.00         52                      $9,673,926.23                            4.68                   $186,037.04
200,000.01 - 225,000.00         64                      $13,745,301.46                           6.65                   $214,770.34
225,000.01 - 250,000.00         46                      $10,948,086.06                           5.30                   $238,001.87
275,000.01 - 300,000.00         117                     $32,390,907.08                          15.67                   $276,845.36
300,000.01 - 333,700.00         74                      $23,437,312.91                          11.34                   $316,720.44
333,700.01 - 350,000.00         33                      $11,203,809.43                           5.42                   $339,509.38
350,000.01 - 600,000.00         190                     $79,869,462.12                          38.64                   $420,365.59
600,000.01 -1,000,000.00         9                      $5,807,749.39                            2.81                   $645,305.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          740                    $206,700,024.90                          100.00                  $279,324.36






                                          WA GROSS                  WA
RANGE ($)                                    CPN                  COMBLTV             GWAC          WA FICO
----------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                       7.841                  85.01                              637
75,000.01 - 100,000.00                      6.747                  79.61                              636
100,000.01 - 125,000.00                     6.741                  80.91                              646
125,000.01 - 150,000.00                     6.939                  82.28                              659
150,000.01 - 175,000.00                     6.726                  79.85                              665
175,000.01 - 200,000.00                     6.650                  82.01                              667
200,000.01 - 225,000.00                     6.755                  80.10                              676
225,000.01 - 250,000.00                     6.457                  78.21                              673
275,000.01 - 300,000.00                     6.653                  80.81                              664
300,000.01 - 333,700.00                     6.535                  80.98                              671
333,700.01 - 350,000.00                     6.420                  79.28                              671
350,000.01 - 600,000.00                     6.366                  82.14                              679
600,000.01 -1,000,000.00                    6.245                  76.36                              662
----------------------------------------------------------------------------------------------------------------
TOTAL:                                      6.516                  81.02                              671






CURRENT MORTGAGE RATES OF MORTGAGE LOANS



                      NUMBER OF   AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS OF      AVG CURRENT
MORTGAGE RATES (%)      LOANS                CUT-OFF DATE                         CUT-OFF DATE                      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
4.999 and less            10                 $2,831,796.35                             1.37                       $283,179.64
5.000 - 5.499             73                 $25,745,924.38                           12.46                       $352,683.90
5.500 - 5.999             159                $43,407,227.32                           21.00                       $273,001.43
6.000 - 6.499             100                $29,497,817.00                           14.27                       $294,978.17
6.500 - 6.999             130                $38,364,142.91                           18.56                       $295,108.79
7.000 - 7.499             133                $35,161,006.89                           17.01                       $264,368.47
7.500 - 7.999             103                $24,984,840.10                           12.09                       $242,571.26
8.000 - 8.499             25                 $5,225,959.95                             2.53                       $209,038.40
8.500 - 8.999              6                 $1,220,110.00                             0.59                       $203,351.67
9.000 - 9.499              1                  $261,200.00                              0.13                       $261,200.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    740               $206,700,024.90                           100.00                      $279,324.36





                                WA GROSS                  WA
MORTGAGE RATES (%)                 CPN                  COMBLTV            GWAC          WA FICO
------------------------------------------------------------------------------------------------------
4.999 and less                    4.797                  80.38                              698
5.000 - 5.499                     5.221                  80.07                              716
5.500 - 5.999                     5.768                  79.36                              664
6.000 - 6.499                     6.214                  78.11                              660
6.500 - 6.999                     6.832                  81.53                              667
7.000 - 7.499                     7.231                  82.94                              663
7.500 - 7.999                     7.722                  83.74                              669
8.000 - 8.499                     8.205                  84.78                              661
8.500 - 8.999                     8.783                  85.06                              674
9.000 - 9.499                     9.150                  95.00                              708
------------------------------------------------------------------------------------------------------
TOTAL:                            6.516                  81.02                              671





ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS




                      NUMBER OF     AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE       AVG CURRENT
ORIGINAL TERM (MOS)     LOANS                  CUT-OFF DATE                      AS OF CUT-OFF DATE               BALANCE
------------------------------------------------------------------------------------------------------------------------------
241 - 360                740                 $206,700,024.90                           100.00                   $279,324.36
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740                 $206,700,024.90                           100.00                   $279,324.36





                             WA GROSS                 WA
ORIGINAL TERM (MOS)            CPN                  COMBLTV            GWAC          WA FICO
--------------------------------------------------------------------------------------------------
241 - 360                     6.516                  81.02                              671
--------------------------------------------------------------------------------------------------
TOTAL:                        6.516                  81.02                              671




STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS



                             NUMBER OF   AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE     AVG CURRENT
REMAINING TERM (MOS)           LOANS               CUT-OFF DATE                       AS OF CUT-OFF DATE             BALANCE
-------------------------------------------------------------------------------------------------------------------------------
241 - 300                       74                 $23,254,532.17                            11.25                 $314,250.43
301 - 360                       666               $183,445,492.73                            88.75                 $275,443.68
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          740               $206,700,024.90                            100.00                $279,324.36






                                     WA GROSS                 WA
REMAINING TERM (MOS)                   CPN                  COMBLTV            GWAC          WA FICO
----------------------------------------------------------------------------------------------------------
241 - 300                             5.297                  81.73                              729
301 - 360                             6.671                  80.93                              664
----------------------------------------------------------------------------------------------------------
TOTAL:                                6.516                  81.02                              671






                      NUMBER OF     AGGREGATE PRINCIPAL BALANCE AS OF        % OF AGGREGATE PRINCIPAL BALANCE     AVG CURRENT
MORTGAGE INSURANCE      LOANS                CUT-OFF DATE                           AS OF CUT-OFF DATE              BALANCE
---------------------------------------------------------------------------------------------------------------------------------
YES                       0                      $0.00
NO                       740                $206,700,024.90                                100.00                 $279,324.36
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740                $206,700,024.90                                100.00                 $279,324.36




                             WA GROSS                  WA
MORTGAGE INSURANCE              CPN                  COMBLTV            GWAC          WA FICO
---------------------------------------------------------------------------------------------------
YES
NO                             6.516                  81.02                              671
---------------------------------------------------------------------------------------------------
TOTAL:                         6.516                  81.02                              671






          NUMBER OF      AGGREGATE PRINCIPAL BALANCE AS OF       % OF AGGREGATE PRINCIPAL BALANCE          AVG CURRENT
LIEN        LOANS                   CUT-OFF DATE                         AS OF CUT-OFF DATE                  BALANCE
---------------------------------------------------------------------------------------------------------------------------
1            740                  $206,700,024.90                              100.00                      $279,324.36
2
---------------------------------------------------------------------------------------------------------------------------
TOTAL:       740                  $206,700,024.90                              100.00                      $279,324.36





                        WA GROSS                  WA
LIEN                       CPN                  COMBLTV            GWAC          WA FICO
----------------------------------------------------------------------------------------------
1                         6.516                  81.02                              671
2
----------------------------------------------------------------------------------------------
TOTAL:                    6.516                  81.02                              671





                    NUMBER OF      AGGREGATE PRINCIPAL BALANCE AS OF       % OF AGGREGATE PRINCIPAL BALANCE          AVG CURRENT
SEASONING(MOS)        LOANS                   CUT-OFF DATE                         AS OF CUT-OFF DATE                  BALANCE
----------------------------------------------------------------------------------------------------------------------------------
4                       476                 $129,706,619.08                            62.75                         $272,492.90
5                       232                  $67,284,237.58                            32.55                         $290,018.27
6                       30                   $9,334,848.24                              4.52                         $311,161.61
7                        2                    $374,320.00                               0.18                         $187,160.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  740                 $206,700,024.90                            100.00                        $279,324.36





                       WA GROSS                  WA
SEASONING(MOS)           CPN                  COMBLTV            GWAC          WA FICO
--------------------------------------------------------------------------------------------
4                       6.681                  80.89                              664
5                       6.293                  81.16                              683
6                       5.892                  81.75                              685
7                       5.342                  80.00                              685
--------------------------------------------------------------------------------------------
TOTAL:                  6.516                  81.02                              671






COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS




                      NUMBER OF      AGGREGATE PRINCIPAL BALANCE AS OF       % OF AGGREGATE PRINCIPAL BALANCE     AVG CURRENT
COMBINED LTVS           LOANS                 CUT-OFF DATE                          AS OF CUT-OFF DATE              BALANCE
-------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00             1                    $120,000.00                                  0.06                  $120,000.00
40.01 - 45.00             4                   $1,161,883.06                                 0.56                  $290,470.77
45.01 - 50.00             2                    $381,954.72                                  0.18                  $190,977.36
50.01 - 55.00             1                    $175,996.96                                  0.09                  $175,996.96
55.01 - 60.00             7                   $1,970,906.46                                 0.95                  $281,558.07
60.01 - 65.00            13                   $3,846,344.30                                 1.86                  $295,872.64
65.01 - 70.00            19                   $5,390,565.39                                 2.61                  $283,713.97
70.01 - 75.00            30                   $10,081,771.42                                4.88                  $336,059.05
75.01 - 80.00            442                 $118,380,160.69                               57.27                  $267,828.42
80.01 - 85.00            87                   $28,726,009.92                               13.90                  $330,184.02
85.01 - 90.00            98                   $26,578,753.23                               12.86                  $271,211.77
90.01 - 95.00            36                   $9,885,678.75                                 4.78                  $274,602.19
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740                 $206,700,024.90                               100.00                 $279,324.36




                                   WA GROSS                  WA
COMBINED LTVS                        CPN                  COMBLTV            GWAC          WA FICO
--------------------------------------------------------------------------------------------------------
35.01 - 40.00                       7.650                  40.00                              589
40.01 - 45.00                       6.272                  43.40                              654
45.01 - 50.00                       6.445                  47.78                              705
50.01 - 55.00                       7.450                  51.76                              667
55.01 - 60.00                       5.442                  58.00                              699
60.01 - 65.00                       6.321                  62.41                              662
65.01 - 70.00                       5.992                  68.75                              649
70.01 - 75.00                       6.442                  73.46                              637
75.01 - 80.00                       6.483                  79.85                              672
80.01 - 85.00                       6.194                  84.55                              689
85.01 - 90.00                       6.873                  89.52                              668
90.01 - 95.00                       7.547                  94.84                              671
--------------------------------------------------------------------------------------------------------
TOTAL:                              6.516                  81.02                              671




OWNER OCCUPANCY OF MORTGAGE LOANS




                       NUMBER OF     AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
OWNER OCCUPANCY          LOANS                 CUT-OFF DATE                      AS OF CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------------------------------------------------
OWNER                     731                $204,195,096.90                            98.79                $279,336.66
INVESTMENT
SECOND HOME                9                  $2,504,928.00                              1.21                $278,325.33
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                    740                $206,700,024.90                            100.00               $279,324.36





                        WA GROSS                  WA
OWNER OCCUPANCY           CPN                  COMBLTV            GWAC          WA FICO
---------------------------------------------------------------------------------------------
OWNER                    6.512                  81.00                              671
INVESTMENT
SECOND HOME              6.886                  82.38                              681
---------------------------------------------------------------------------------------------
TOTAL:                   6.516                  81.02                              671







PROPERTY TYPE OF MORTGAGE LOANS




                                NUMBER OF     AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE      AVG CURRENT
PROPERTY TYPES                    LOANS                 CUT-OFF DATE                      AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED             531                 $148,273,539.18                          71.73                   $279,234.54
DEMINIMUS PUD                      79                   $22,512,153.68                          10.89                   $284,963.97
CONDO                              66                   $16,070,883.29                           7.77                   $243,498.23
2-4 FAMILY                         39                   $13,347,706.43                           6.46                   $342,248.88
PUD                                25                   $6,495,742.32                            3.14                   $259,829.69
MANUFACTURED HOUSING
TOWNHOUSE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             740                 $206,700,024.90                          100.00                  $279,324.36





                                WA GROSS             WA
PROPERTY TYPES                    CPN             COMBLTV            GWAC          WA FICO
------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED           6.475             80.89                              670
DEMINIMUS PUD                    6.555             82.40                              663
CONDO                            6.839             81.21                              677
2-4 FAMILY                       6.679             80.16                              695
PUD                              6.189             80.36                              678
MANUFACTURED HOUSING
TOWNHOUSE
------------------------------------------------------------------------------------------------
TOTAL:                           6.516             81.02                              671






LOAN PURPOSE OF MORTGAGE LOANS





                         NUMBER OF       AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
LOAN PURPOSE               LOANS                   CUT-OFF DATE                        AS OF CUT-OFF DATE             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASE                    454                  $127,373,174.83                              61.62                 $280,557.65
REFINANCE - CASHOUT         257                   $72,274,228.81                              34.97                 $281,222.68
REFINANCE - RATE TERM       29                    $7,052,621.26                                3.41                 $243,193.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      740                  $206,700,024.90                              100.00                $279,324.36






                               WA GROSS             WA
LOAN PURPOSE                     CPN             COMBLTV            GWAC          WA FICO
----------------------------------------------------------------------------------------------
PURCHASE                        6.545             81.83                             680
REFINANCE - CASHOUT             6.510             79.70                             655
REFINANCE - RATE TERM           6.056             79.81                             674
----------------------------------------------------------------------------------------------
TOTAL:                          6.516             81.02                             671






DOCUMENT TYPE OF MORTGAGE LOANS



                                NUMBER OF     AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
DOCUMENT TYPE                     LOANS                 CUT-OFF DATE                      AS OF CUT-OFF DATE             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
STATED DOC                         396               $114,386,389.73                            55.34                  $288,854.52
FULL DOC 2YR W2/TAX RETURNS        204                $53,261,613.43                            25.77                  $261,086.34
FULL DOC 1YR W2                    121                $33,302,537.05                            16.11                  $275,227.58
LIMITED 12MOS BK STMT              19                 $5,749,484.69                              2.78                  $302,604.46
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             740               $206,700,024.90                            100.00                 $279,324.36




                                  WA GROSS                 WA
DOCUMENT TYPE                       CPN                  COMBLTV            GWAC          WA FICO
-------------------------------------------------------------------------------------------------------
STATED DOC                         6.863                  81.32                              685
FULL DOC 2YR W2/TAX RETURNS        6.158                  80.90                              650
FULL DOC 1YR W2                    5.899                  79.79                              661
LIMITED 12MOS BK STMT              6.517                  83.17                              647
-------------------------------------------------------------------------------------------------------
TOTAL:                             6.516                  81.02                              671






PRODUCT TYPE OF MORTGAGE LOANS



                                   NUMBER OF     AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
PRODUCT TYPE                         LOANS                 CUT-OFF DATE                      AS OF CUT-OFF DATE            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR - 24 MONTH IO              611                $169,937,712.85                           82.21                 $278,130.46
1 MONTH LIBOR - 120 MONTH IO          74                  $23,254,532.17                           11.25                 $314,250.43
3/28 LIBOR - 36 MONTH IO              55                  $13,507,779.88                            6.53                 $245,596.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                740                $206,700,024.90                           100.00                $279,324.36




                                         WA GROSS                 WA
PRODUCT TYPE                               CPN                  COMBLTV            GWAC          WA FICO
--------------------------------------------------------------------------------------------------------------
2/28 LIBOR - 24 MONTH IO                  6.669                  80.89                              665
1 MONTH LIBOR - 120 MONTH IO              5.297                  81.73                              729
3/28 LIBOR - 36 MONTH IO                  6.693                  81.43                              646
--------------------------------------------------------------------------------------------------------------
TOTAL:                                    6.516                  81.02                              671



GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS




                      NUMBER OF       AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
STATE                   LOANS                   CUT-OFF DATE                           AS OF CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA               446                  $144,111,592.21                                69.72                $323,120.16
WASHINGTON               29                    $5,789,237.70                                  2.80                $199,628.89
NEW YORK                 17                    $5,428,441.67                                  2.63                $319,320.10
OTHER                    248                   $51,370,753.32                                24.85                $207,140.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740                  $206,700,024.90                                100.00               $279,324.36



             WA GROSS           WA
STATE           CPN          COMBLTV        GWAC           WA FICO
-----------------------------------------------------------------------
CALIFORNIA     6.391           80.33                         674
WASHINGTON     6.544           81.65                         655
NEW YORK       6.989           83.76                         677
OTHER          6.816           82.57                         665
-----------------------------------------------------------------------
TOTAL:         6.516           81.02                         671






PREPAY PENALTY FOR MORTGAGE LOANS

                      NUMBER OF       AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
PREPAY PENALTY          LOANS                  CUT-OFF DATE                           AS OF CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY       593                  $163,562,970.37                                79.13                $275,822.88
NONE                     147                   $43,137,054.53                                20.87                $293,449.35
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740                  $206,700,024.90                                100.00               $279,324.36




                       WA GROSS          WA
PREPAY PENALTY            CPN         COMBLTV        GWAC      WA FICO
-----------------------------------------------------------------------
HAS PREPAY PENALTY        6.569         80.79                    663
NONE                      6.319         81.87                    702
-----------------------------------------------------------------------
TOTAL:                    6.516         81.02                    671







PREPAY TERM FOR MORTGAGE LOANS

                      NUMBER OF       AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
PREPAY TERM             LOANS                    CUT-OFF DATE                        AS OF CUT-OFF DATE            BALANCE
-------------------------------------------------------------------------------------------------------------------------------
12                        15                     $4,942,507.02                               2.39                 $329,500.47
24                        537                   $148,871,962.31                             72.02                 $277,228.98
36                        41                     $9,748,501.04                               4.72                 $237,768.32
NO PREPAY PENALTY         147                    $43,137,054.53                             20.87                 $293,449.35
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    740                   $206,700,024.90                             100.00                $279,324.36



                        WA GROSS         WA
PREPAY TERM               CPN          COMBLTV        GWAC       WA FICO
-----------------------------------------------------------------------
12                       7.239          83.26                      671
24                       6.550          80.70                      664
36                       6.518          80.97                      647
NO PREPAY PENALTY        6.319          81.87                      702
-----------------------------------------------------------------------
TOTAL:                   6.516          81.02                      671



FICO SCORES OF MORTGAGE LOANS

                      NUMBER OF       AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
FICO SCORES             LOANS                    CUT-OFF DATE                        AS OF CUT-OFF DATE            BALANCE
-------------------------------------------------------------------------------------------------------------------------------
540 TO 559                1                       $190,000.00                                0.09                 $190,000.00
580 TO 599               43                      $9,833,046.81                               4.76                 $228,675.51
600 TO 619               76                      $20,685,973.06                             10.01                 $272,183.86
620 TO 639               73                      $19,243,826.76                              9.31                 $263,614.07
640 TO 659               143                     $39,758,073.87                             19.23                 $278,028.49
660 TO 679               130                     $33,327,006.33                             16.12                 $256,361.59
680 TO 699               102                     $30,227,596.20                             14.62                 $296,348.98
700 TO 719               81                      $25,098,283.39                             12.14                 $309,855.35
720 TO 739               27                      $8,056,090.13                               3.90                 $298,373.71
740 TO 759               27                      $8,360,776.73                               4.04                 $309,658.40
760 TO 779               23                      $7,293,084.63                               3.53                 $317,090.64
780 TO 799               10                      $3,164,916.99                               1.53                 $316,491.70
800 TO 819                4                      $1,461,350.00                               0.71                 $365,337.50
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   740                    $206,700,024.90                             100.00                $279,324.36





                      WA GROSS          WA
FICO SCORES             CPN           COMBLTV        GWAC        WA FICO
------------------------------------------------------------------------------
580 TO 599              6.591           79.95                      590
600 TO 619              6.711           81.45                      610
620 TO 639              6.513           80.84                      630
640 TO 659              6.775           80.53                      650
660 TO 679              6.638           80.94                      669
680 TO 699              6.373           81.73                      688
700 TO 719              6.349           80.04                      708
720 TO 739              6.127           80.72                      727
740 TO 759              6.344           81.10                      748
760 TO 779              6.159           82.55                      769
780 TO 799              5.485           86.63                      787
800 TO 819              6.393           85.26                      806
------------ ----------------------------------------------------------------
TOTAL:                  6.516           81.02                      671